SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



        Date of Report (Date of earliest event reported): May 20, 2004
                                                          ------------




                              LIZ CLAIBORNE, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, New York                                   10018
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 626-3500


                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 20, 2004, Liz Claiborne, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing that the stockholders approved the Company's nominees to its Board of Directors and ratified the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 2004 fiscal year. In addition, the Company announced that its Board of Directors declared a regular cash dividend. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7(C). EXHIBITS

99.1  Press Release dated May 20, 2004.
















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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Dated:   May 20, 2004           By:     /s/ Michael Scarpa
                                        ---------------------------------------
                                Name:   Michael Scarpa
                                Title:  Senior Vice President,
                                        Chief Financial Officer













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

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

99.1            Press Release dated May 20, 2004.

















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